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                                    EXHIBIT 10.21

                               INTRANET SOLUTIONS, INC.

                      NOTE CONVERSION AND SUBSCRIPTION AGREEMENT
                         INCLUDING INVESTMENT REPRESENTATIONS

                                     COMMON STOCK


INSTRUCTIONS: Return this Note Conversion and Subscription Agreement, completed and manually signed, together with the Note (as defined below), marked as canceled, to the Company.

Gentlemen:

               Effective this 6th day of June, 1997, I, RITA M. OLSON
        (INSERT NAME OF INDIVIDUAL/ENTITY SUBSCRIBER) hereby elect to convert
$  125,000                         into shares of Common Stock, $.01 par
value (the "Shares"), of IntraNet Solutions, Inc., a Minnesota corporation (the "Company"). Such amount represents the 50% of the principal amount (the "Principal") currently outstanding under that certain promissory note dated December 20 1996, made by the Company and payable to the order of the undersigned (the "Note"). In connection with such election to convert, I hereby acknowledge receipt of a draft of the Company's Confidential Private Placement Memorandum, dated June, 1997, relating to a proposed private offering of up to 150,000 Units, each Unit consisting of one share the Company's 6% Convertible Preferred Stock and one warrant to purchase .60 shares of Common Stock (the "Disclosure Statement").

               A.   SUBSCRIPTION.

               I hereby subscribe for that number of Shares that is equal the result derived by dividing the Principal by $3.50 (with cash payable in lieu of any fractional Shares).

               Simultaneous with the execution of this Note Conversion and Subscription Agreement, I have delivered the Note to the Company, marked as canceled. The Company agrees to simultaneously issue a Promissory Note back to RITA M. OLSON in the amount of $125,000 (representing the balance of the Promissory Note not converted) with the same terms and conditions as included in the Promissory Note dated December 20, 1996, as amended March 4, 1997 and June 5, 1997.

               I acknowledge that this subscription is subject to acceptance by the Company, and that the Company has the right, in its sole discretion, to accept or reject subscriptions in whole or in part. Without limiting the generality of the foregoing, the right is reserved to reject or cancel any conversion if such conversion, in the opinion of the Company, would violate federal or state securities laws. I understand that if this subscription is rejected, in whole or in part, the Company will execute and deliver to the undersigned a replacement note, to be issued to and payable to the order of the undersigned, which such replacement note shall be identical in each and every respect to the Note tendered herewith.

                                       1
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               B.   REPRESENTATIONS AND WARRANTIES OF INVESTOR.  In
connection with this conversion, I hereby acknowledge, represent and warrant as follows:

               1. I have received and carefully reviewed a copy of the Disclosure Statement. I have not relied on any information or representation other than those contained in the Disclosure Statement and in filings made by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934

               2. I have been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review such documents as I may have requested in writing) and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Statement.

               3. I am experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Shares, and do not need or

               4. I have been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review such documents as I may have requested in writing) and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Statement.

               5. I am experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Shares, and do not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks.

               6. I understand that an investment in the Shares is highly speculative and involves a high degree of risk. I believe the investment is suitable for me based on my investment objectives and financial needs. I can bear the economic risk of an investment in the Shares for an indefinite period of time and can afford a complete loss of such investment.

               7. I understand that by electing to convert the Principal into Shares, that I will no longer be a creditor of the Company, and therefore, my interest in the Company will be subordinate to any claims of the Company's creditors in connection with any voluntary or involuntary declaration of bankruptcy, liquidation, dissolution or winding up of the affairs of the Company.

               8. I understand that there are significant restrictions on the transferability of the Shares, and that for these and other reasons, I may not be able to liquidate an investment in the Shares for an indefinite period.

               9. I understand that my decision to elect conversion of the Principal into Shares, as evidenced by this Note Conversion and Subscription Agreement, is irrevocable.

               C.   INVESTMENT INTENT; RESTRICTIONS ON TRANSFER OF SHARES.

               1. I represent and warrant that I am acquiring the Shares for my own account, for long-term investment and without the intention of reselling or redistributing the Shares. I have made no

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arrangement or agreement with others regarding any of the Shares, and my financial condition is such that it is not likely that it will be necessary for me to dispose of any of the Shares in the foreseeable future.

               2. I understand that the Shares have not been registered under the 1933 Act, or applicable State Laws, and are being offered and sold pursuant to exemptions from registration under the 1933 Act and the State Laws. I understand that the Company's reliance on such exemptions is predicated in part on my representations and warranties contained herein.

               3. I understand that the Shares may not be sold by me except pursuant to an effective registration statement under the 1933 Act and State Laws, or an opinion of counsel that such registration is not required. I understand that the Company does not have any obligation to file a registration statement covering securities of the Company.

               4. I understand that any transfer of the Shares by me will be further restricted by a legend placed on the certificate(s) representing the Shares containing substantially the following language:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. No transfer of such shares or any interest therein may be made except pursuant to registration under said laws unless the Company has received an opinion of counsel acceptable to the Company stating that such transfer does not require registration under said laws."

               D.   RESIDENCE.  I represent and warrant as follows.

               1. I am a bona fide resident of (or, if an entity, the entity's principal executive office is located in) the State of Minnesota.
                            (INSERT NAME OF STATE)

               2. The Shares are being acquired by me in my name solely for my own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization, except as specifically set forth in this Subscription Agreement.

               E.   INVESTOR QUALIFICATIONS.  ANSWER PART I FOR INDIVIDUAL OR
PART II FOR ENTITIES, AS APPLICABLE, BUT NOT BOTH.  CHECK ALL APPLICABLE
ITEMS.

               I. ACCREDITED INVESTOR - INDIVIDUALS. I am an INDIVIDUAL subscriber and warrant as follows:

                   X          1.   I have a net worth, or a joint net worth
together with my spouse, in excess of $1,000,000. [In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.]

                                       3

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               _______   2.   I had an individual income in excess of
$200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year; OR I had joint income in excess of $300,000 in the current year.

               _______   3.   I am a director or executive officer of
the Company.
                    II. ACCREDITED INVESTOR - ENTITIES. The undersigned subscriber is an ENTITY and represents and warrants as follows:

               _______   1.   The undersigned (or, in the case of a trust,
the undersigned trustee) is a bank, or savings and loan association as defined in Sections3(a)(2) and 3(a)(5)(A), respectively, of the 1933 Act, acting either in its individual or fiduciary capacity.

               _______   2.   The undersigned is an insurance company as
defined in Section 2(13) of the 1933 Act.

               _______   3.   The undersigned is an investment company
registered under
the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

               _______   4.   The undersigned is a Small Business Investment
Company licensed by the U.S. Small Business Administration under Section 301(c) or (d)of the Small Business Investment Act of 1959.

               _______   5.   The undersigned is an employee benefit plan
within the meaning of Title I of the Employee Retirement Income Security Act of 1974 AND either (check one or more, as applicable):

               _______        a.   the investment decision is made by a plan
fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

               _______        b.   the employee benefit plan has total assets
 in excess of $5,000,000; or

               _______        c.   the plan is a self-directed plan with
investment decisions made solely by persons who are "Accredited Investors" as defined under the 1933 Act.

               _______   6.   The undersigned has total assets in excess of
$5,000,000, was not formed for the specific purpose of acquiring shares of the Company AND is one or more of the following (check one or more, as appropriate):

               _______        a.   an organization described in Section
501(c)(3) of theInternal Revenue Code; or

               _______        b.   a corporation; or

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               _______        c.   a Massachusetts or similar business trust; or

               _______        d.   a partnership.


              _______    7.   The undersigned is a private business development
                              company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

               _______   8.   The undersigned is a trust with total assets
                              exceeding $5,000,000 which was not formed for the purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Shares.

               _______   9.   All of the equity owners of the undersigned meet
                              one of the tests set forth in I.(1) through I(3) or II(1) through II(8) above. Please indicate the NAMES of each such equity owner and which TEST applies to each:______________________________

               F. RELATIONSHIP TO BROKERAGE FIRMS. (Answer the following questions by checking the appropriate response):

               1.   Yes__ ; No__ :  Does the Individual subscriber or
any director, officer, partner or 5% owner of the Entity subscriber own voting securities of any brokerage firm?  (IF YES, please indicate the name of each such person, the name of the broker firm, and such persons' relationship to the subscriber and the brokerage firm.) -----------------------------------
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               2.   Yes__ ; No__ :  Are you, if an Individual subscriber, or
is any director, officer, partner or 5% owner of the Entity subscriber, if an Entity Subscriber, also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please indicate the name of each such person, the name of the brokerage firm, and such person's relationship to the subscriber and the brokerage firm.)------------------------------------
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               3.   Yes__ ; No__:  Is the spouse, father, mother,
father-in-law, mother-in-law, or any brother, sister, brother-in-law, sister-in-law or child of, or any relative supported by, the Individual subscriber or any director, officer, partner or 5% owner of the Entity subscriber, as applicable, also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm?  (IF YES, please indicate the name of each such person, the name of the brokerage firm, and such person's relationship to the subscriber and the brokerage firm.)------------------------------------
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               G.   MISCELLANEOUS.

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               1.   I agree to furnish any additional information that the
Company or its counsel deem necessary in order to verify the responses set forth above.

               2. I represent and warrant that I have not reproduced or distributed the Registration Statement in whole or in part, or divulged any of its contents, and that I will not do so without the prior written consent of the Company.

               3. I understand the meaning and legal consequences of the agreements, representations and warranties contained herein. I agree that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares. I further agree to indemnify and hold harmless the Company and each current and future officer, director, employee, agent and shareholder of the Company and each current and future officer, director, employee, agent and shareholder of the Company from an against any and all loss, damage or liability due to, or arising out of, a breach of any of my agreements, representations or warranties contained herein, which shall survive the execution hereof.

               4. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the legal representatives, successors and permitted assignees of the undersigned.

               5. This Note Conversion and Subscription Agreement shall be governed by, and construed and enforced in accordance with, Minnesota law, without reference to principles of conflicts of laws.

               6. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

                    H. AMENDMENT OF WARRANT. In consideration of the undersigned's execution and delivery of this Note Conversion and Subscription Agreement the Company and the undersigned agree that Section 5(a) of that certain Stock Purchase Warrant issued by the Company to the undersigned and dated December 20, 1996 is hereby amended to add the following:
                    "Notwithstanding the foregoing the Warrant Exercise Price shall be $3.50 per share with respect to 25,000 shares".

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               SIGNATURES/SUBSCRIBER INFORMATION

               INSTRUCTIONS: If the subscriber is an Individual, please fill out and sign ONLY the "Individual Subscriber" and "Individual Subscriber Type of Ownership" sections below. If the subscriber is an Entity, please fill out and sign ONLY the "Entity Subscriber" and "Entity Subscriber Type of Ownership" sections below.

INDIVIDUAL SUBSCRIBER:

Dated:  June 6, 1997          /s/ RITA M. OLSON
                              --------------------------------------------
                              Signature


                              RITA M. OLSON
                              --------------------------------------------
                              Name (Typed or Printed)


                              ###-##-####
                              --------------------------------------------
                              Social Security No.


                              (612) 934-3141
                              --------------------------------------------
                              Telephone No


                              7073 TICONDEROGA TRAIL
                              --------------------------------------------
                              Residence Street Address


                              EDEN PRAIRIE, MN  55344
                              --------------------------------------------
                              City, State & Zip Code
                              (Must be same state indicated in question 7)


                              --------------------------------------------
                              Mailing Address (Only if different from residence address)


                              --------------------------------------------
                              City, State & Zip Code



                              --------------------------------------------
                              Signature of Second Individual (if joint ownership)

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                               --------------------------------------------
                               Name (Typed or printed)


                               -------------------------------------------
                               Social Security No.


                              (    )
                              --------------------------------------------
                               Telephone No.


                               --------------------------------------------
                               Residence Street Address


                               --------------------------------------------
                               City, State & Zip Code
                               (Must be same state indicated in question 7)


                               --------------------------------------------
                               Mailing Address (Only if different from residence address)



                               --------------------------------------------
                               City, State & Zip Code


INDIVIDUAL SUBSCRIBER TYPE OF OWNERSHIP:

The Shares subscribed for are to be registered in the following form of ownership (check only ONE): one):

                   X      Individual Ownership
                --------
                ________     Tenants in Common
                             (Both parties must sign above)

                ________ Joint Tenants with Right of Survivorship (Both parties must sign above)

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ENTITY SUBSCRIBER:

Dated:               , 1997
      ---------------         Name of Entity (Typed or Printed)


                            -------------------------------------------------
                             Signature


                            -------------------------------------------------
                             Name (Typed or printed) and Title


                            -------------------------------------------------
                             Contact Person (If different from person signing)


                            -------------------------------------------------
                             Tax I.D. No.


                             (    )
                            -------------------------------------------------
                             Telephone No


                            -------------------------------------------------
                             Principal Executive Office Address


                            -------------------------------------------------
                             (Must be same state indicated in question 7)


                            -------------------------------------------------
                            Mailing Address (Only if different from residence address)


                            -------------------------------------------------
                             City, State & Zip Code

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ENTITY SUBSCRIBER TYPE OF OWNERSHIP:

The Shares subscribed for are to be registered in the following form of ownership (check only ONE):

                         Partnership
           -------
                         Corporation
           -------
                         Trust or Estate (Describe and
           -------       enclose evidence of signer's authority)

                         IRA Trust Account
           -------
                                      Other (Describe)
           -------

           -------                    -------------------------------------

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                                   ACCEPTANCE


               This Note Conversion and Subscription Agreement of
               RITA M.OLSON
               --------------------------------------------------
               [Individual/Entity Subscriber Name]

for shares of the Company's Common Stock is hereby accepted by IntraNet Solutions, Inc.

Dated:  June 6, 1997.

                                        INTRANET SOLUTIONS, INC.


                                      By   /s/ JEFFREY J. SJOBECK
                                           -----------------------------------
                                      Its  CHIEF FINANCIAL OFFICER & SECRETARY
                                           -----------------------------------

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